United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04984

AMERICAN BEACON FUNDS

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2018

Date of reporting period: March 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	SCHEDULE OF INVESTMENTS.

American Beacon Alpha Quant Core FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 98.87%
Consumer Discretionary - 1.70%
Leisure Products - 1.70%
Hasbro, Inc.	506	$42,656

Consumer Staples - 15.86%
Food & Staples Retailing - 8.50%
Costco Wholesale Corp.	245	46,165
CVS Health Corp.	648	40,312
Sysco Corp.	710	42,572
Walgreens Boots Alliance, Inc.	636	41,639
Wal-Mart Stores, Inc.	475	42,261

		212,949

Food Products - 1.80%
Conagra Brands, Inc.	1,225	45,178

Household Products - 3.66%
Church & Dwight Co., Inc.	885	44,568
Clorox Co.	355	47,254

		91,822

Tobacco - 1.90%
Altria Group, Inc.	762	47,488

Total Consumer Staples		397,437

Energy - 5.34%
Oil, Gas & Consumable Fuels - 5.34%
Exxon Mobil Corp.	565	42,155
Marathon Petroleum Corp.	645	47,156
Valero Energy Corp.	481	44,622

		133,933

Total Energy		133,933

Financials - 4.22%
Capital Markets - 4.22%
Moody’s Corp.	345	55,648
S&P Global, Inc.	262	50,058

		105,706

Total Financials		105,706

Health Care - 19.47%
Biotechnology - 5.23%
Amgen, Inc.	256	43,643
Biogen, Inc.A	154	42,168
Gilead Sciences, Inc.	600	45,234

		131,045

Health Care Providers & Services - 10.65%
AmerisourceBergen Corp.	533	45,950
Centene Corp.A	442	47,237
Cigna Corp.	241	40,425
Express Scripts Holding Co.A	603	41,655
Humana, Inc.	181	48,658
McKesson Corp.	304	42,825

		266,750

Pharmaceuticals - 3.59%
Bristol-Myers Squibb Co.	727	45,983

See accompanying notes

American Beacon Alpha Quant Core FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 98.87% (continued)
Health Care - 19.47% (continued)
Pharmaceuticals - 3.59% (continued)
Pfizer, Inc.	1,240	$44,007

		89,990

Total Health Care		487,785

Industrials - 14.82%
Aerospace & Defense - 3.95%
Boeing Co.	158	51,805
Lockheed Martin Corp.	140	47,310

		99,115

Air Freight & Logistics - 1.76%
Expeditors International of Washington, Inc.	695	43,993

Airlines - 3.51%
Alaska Air Group, Inc.	701	43,434
Southwest Airlines Co.	778	44,564

		87,998

Construction & Engineering - 1.89%
Fluor Corp.	827	47,321

Machinery - 1.93%
Cummins, Inc.	298	48,303

Professional Services - 1.78%
Dun & Bradstreet Corp.	382	44,694

Total Industrials		371,424

Information Technology - 28.22%
Communications Equipment - 5.43%
Cisco Systems, Inc.	1,086	46,579
F5 Networks, Inc.A	349	50,469
Juniper Networks, Inc.	1,600	38,928

		135,976

Internet Software & Services - 5.28%
Alphabet, Inc., Class AA	39	40,449
Facebook, Inc., Class AA	261	41,705
VeriSign, Inc.A B	424	50,269

		132,423

IT Services - 4.16%
Mastercard, Inc., Class A	317	55,526
Visa, Inc., Class A	408	48,805

		104,331

Semiconductors & Semiconductor Equipment - 3.66%
Applied Materials, Inc.	800	44,488
KLA-Tencor Corp.	432	47,092

		91,580

Software - 1.96%
Intuit, Inc.	283	49,058

Technology Hardware, Storage & Peripherals - 7.73%
Apple, Inc.	284	47,649
HP, Inc.	2,184	47,873
NetApp, Inc.	814	50,216

See accompanying notes

American Beacon Alpha Quant Core FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 98.87% (continued)
Information Technology - 28.22% (continued)
Technology Hardware, Storage & Peripherals - 7.73% (continued)
Western Digital Corp.	521	$48,073

		193,811

Total Information Technology		707,179

Materials - 9.24%
Chemicals - 3.72%
CF Industries Holdings, Inc.	1,277	48,181
LyondellBasell Industries N.V., Class A	427	45,126

		93,307

Containers & Packaging - 1.97%
Avery Dennison Corp.	464	49,300

Metals & Mining - 3.55%
Freeport-McMoRan, Inc.A	2,500	43,925
Newmont Mining Corp.	1,149	44,891

		88,816

Total Materials		231,423

Total Common Stocks (Cost $2,241,450)		2,477,543

SHORT-TERM INVESTMENTS - 0.79% (Cost $19,865)
Investment Companies - 0.79%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%C D	19,865	19,865

SECURITIES LENDING COLLATERAL - 1.91% (Cost $47,738)
Investment Companies - 1.91%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%C D	47,738	47,738

TOTAL INVESTMENTS - 101.57% (Cost $2,309,053)		2,545,146
LIABILITIES, NET OF OTHER ASSETS - (1.57%)		(39,337)

TOTAL NET ASSETS - 100.00%		$2,505,809

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at March 31, 2018.
C	The Fund is affiliated by having the same investment advisor.
D	7-day yield.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of March 31, 2018, the investments were classified as described below:

Alpha Quant Core Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,477,543	$—	$—	$2,477,543
Short-Term Investments	19,865	—	—	19,865
Securities Lending Collateral	47,738	—	—	47,738

Total Investments in Securities - Assets	$2,545,146	$—	$—	$2,545,146

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended March 31, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Alpha Quant Core FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Moody’s Corp.		2.2
Mastercard, Inc., Class A		2.2
Boeing Co.		2.1
F5 Networks, Inc.		2.0
VeriSign, Inc.		2.0
NetApp, Inc.		2.0
S&P Global, Inc.		2.0
Avery Dennison Corp.		2.0
Intuit, Inc.		2.0
Visa, Inc., Class A		1.9

Total Fund Holdings	54

Sector Allocation (% Equities)
Information Technology		28.6
Health Care		19.7
Consumer Staples		16.0
Industrials		15.0
Materials		9.3
Energy		5.4
Financials		4.3
Consumer Discretionary		1.7

See accompanying notes

American Beacon Alpha Quant Dividend FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 98.70%
Consumer Discretionary - 6.73%
Media - 3.15%
Omnicom Group, Inc.	987	$71,725

Multiline Retail - 3.58%
Target Corp.	1,176	81,650

Total Consumer Discretionary		153,375

Consumer Staples - 12.58%
Beverages - 3.23%
Coca-Cola Co.	1,692	73,484

Food Products - 2.81%
General Mills, Inc.	1,423	64,120

Household Products - 3.37%
Kimberly-Clark Corp.	698	76,871

Tobacco - 3.17%
Altria Group, Inc.	1,160	72,291

Total Consumer Staples		286,766

Energy - 6.71%
Oil, Gas & Consumable Fuels - 6.71%
Exxon Mobil Corp.	1,012	75,505
Valero Energy Corp.	835	77,463

		152,968

Total Energy		152,968

Financials - 6.44%
Banks - 3.20%
People’s United Financial, Inc.	3,910	72,961

Insurance - 3.24%
Principal Financial Group, Inc.	1,212	73,823

Total Financials		146,784

Health Care - 12.86%
Biotechnology - 6.47%
Amgen, Inc.	412	70,238
Gilead Sciences, Inc.	1,024	77,199

		147,437

Health Care Providers & Services - 3.16%
Cardinal Health, Inc.	1,150	72,082

Pharmaceuticals - 3.23%
Pfizer, Inc.	2,071	73,500

Total Health Care		293,019

Industrials - 13.46%
Aerospace & Defense - 3.48%
Lockheed Martin Corp.	235	79,414

See accompanying notes

American Beacon Alpha Quant Dividend FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 98.70% (continued)
Industrials - 13.46% (continued)
Air Freight & Logistics - 3.21%
United Parcel Service, Inc., Class B	700	$73,262

Electrical Equipment - 3.30%
Emerson Electric Co.	1,100	75,130

Machinery - 3.47%
Cummins, Inc.	488	79,100

Total Industrials		306,906

Information Technology - 9.91%
Communications Equipment - 3.52%
Cisco Systems, Inc.	1,872	80,290

IT Services - 3.19%
International Business Machines Corp.	473	72,573

Semiconductors & Semiconductor Equipment - 3.20%
QUALCOMM, Inc.	1,317	72,975

Total Information Technology		225,838

Materials - 9.64%
Chemicals - 9.64%
Air Products & Chemicals, Inc.	492	78,243
International Flavors & Fragrances, Inc.	525	71,877
Praxair, Inc.	483	69,697

		219,817

Total Materials		219,817

Real Estate - 3.28%
Equity Real Estate Investment Trusts (REITs) - 3.28%
AvalonBay Communities, Inc., REIT	454	74,665

Telecommunication Services - 6.64%
Diversified Telecommunication Services - 6.64%
AT&T, Inc.	2,174	77,503
Verizon Communications, Inc.	1,544	73,834

		151,337

Total Telecommunication Services		151,337

Utilities - 10.45%
Electric Utilities - 6.88%
American Electric Power Co., Inc.	1,158	79,427
Southern Co.	1,733	77,396

		156,823

Multi-Utilities - 3.57%
Public Service Enterprise Group, Inc.	1,618	81,288

Total Utilities		238,111

Total Common Stocks (Cost $2,288,941)		2,249,586

See accompanying notes

American Beacon Alpha Quant Dividend FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 0.81% (Cost $18,371)
Investment Companies - 0.81%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%A B	18,371	$18,371

TOTAL INVESTMENTS - 99.51% (Cost $2,307,312)		2,267,957
OTHER ASSETS, NET OF LIABILITIES - 0.49%		11,187

TOTAL NET ASSETS - 100.00%		$2,279,144

Percentages are stated as a percent of net assets.

A	7-day yield.
B	The Fund is affiliated by having the same investment advisor.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of March 31, 2018, the investments were classified as described below:

Alpha Quant Dividend Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,249,586	$—	$—	$2,249,586
Short-Term Investments	18,371	—	—	18,371

Total Investments in Securities - Assets	$2,267,957	$—	$—	$2,267,957

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended March 31, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Alpha Quant Dividend FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Target Corp.		3.6
Public Service Enterprise Group, Inc.		3.6
Cisco Systems, Inc.		3.5
American Electric Power Co., Inc.		3.5
Lockheed Martin Corp.		3.5
Cummins, Inc.		3.5
Air Products & Chemicals, Inc.		3.4
AT&T, Inc.		3.4
Valero Energy Corp.		3.4
Southern Co.		3.4

Total Fund Holdings	30

Sector Allocation (% Equities)
Industrials		13.7
Health Care		13.0
Consumer Staples		12.8
Utilities		10.6
Information Technology		10.0
Materials		9.8
Consumer Discretionary		6.8
Energy		6.8
Telecommunication Services		6.7
Financials		6.5
Real Estate		3.3

See accompanying notes

American Beacon Alpha Quant Quality FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 99.03%
Consumer Discretionary - 2.92%
Leisure Products - 2.92%
Hasbro, Inc.	819	$69,042

Consumer Staples - 16.40%
Food & Staples Retailing - 6.64%
Costco Wholesale Corp.	425	80,083
Sysco Corp.	1,280	76,749

		156,832

Household Products - 6.33%
Church & Dwight Co., Inc.	1,535	77,302
Clorox Co.	544	72,412

		149,714

Tobacco - 3.43%
Altria Group, Inc.	1,300	81,016

Total Consumer Staples		387,562

Energy - 3.25%
Oil, Gas & Consumable Fuels - 3.25%
Valero Energy Corp.	827	76,721

Financials - 7.83%
Capital Markets - 7.83%
Moody’s Corp.	521	84,037
S&P Global, Inc.	528	100,880

		184,917

Total Financials		184,917

Health Care - 12.48%
Biotechnology - 2.84%
Biogen, Inc.A	245	67,086

Health Care Providers & Services - 6.32%
AmerisourceBergen Corp.	850	73,278
Express Scripts Holding Co.A	1,100	75,988

		149,266

Pharmaceuticals - 3.32%
Bristol-Myers Squibb Co.	1,240	78,430

Total Health Care		294,782

Industrials - 15.96%
Aerospace & Defense - 6.97%
Boeing Co.	260	85,249
Lockheed Martin Corp.	235	79,413

		164,662

Air Freight & Logistics - 3.18%
Expeditors International of Washington, Inc.	1,188	75,201

Airlines - 2.83%
Southwest Airlines Co.	1,167	66,846

Professional Services - 2.98%
Dun & Bradstreet Corp.	602	70,434

See accompanying notes

American Beacon Alpha Quant Quality FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 99.03% (continued)
Industrials - 15.96% (continued)
Total Industrials		$377,143

Information Technology - 33.61%
Communications Equipment - 3.38%
F5 Networks, Inc.A	552	79,825

Internet Software & Services - 9.43%
Alphabet, Inc., Class AA	70	72,600
Facebook, Inc., Class AA	420	67,112
VeriSign, Inc.A B	700	82,992

		222,704

IT Services - 7.28%
Mastercard, Inc., Class A	511	89,506
Visa, Inc., Class A	690	82,538

		172,044

Semiconductors & Semiconductor Equipment - 6.65%
Applied Materials, Inc.	1,425	79,244
KLA-Tencor Corp.	715	77,942

		157,186

Software - 3.75%
Intuit, Inc.	511	88,582

Technology Hardware, Storage & Peripherals - 3.12%
Apple, Inc.	440	73,823

Total Information Technology		794,164

Materials - 6.58%
Chemicals - 3.49%
LyondellBasell Industries N.V., Class A	780	82,430

Containers & Packaging - 3.09%
Avery Dennison Corp.	687	72,994

Total Materials		155,424

Total Common Stocks (Cost $2,074,054)		2,339,755

SHORT-TERM INVESTMENTS - 0.73% (Cost $17,219)
Investment Companies - 0.73%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%C D	17,219	17,219

SECURITIES LENDING COLLATERAL - 3.34%
Investment Companies - 3.34%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%C D	78,968	78,968

TOTAL INVESTMENTS - 103.10% (Cost $2,170,241)		2,435,942
LIABILITIES, NET OF OTHER ASSETS - (3.10%)		(73,318)

TOTAL NET ASSETS - 100.00%		$2,362,624

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at March 31, 2018.
C	The Fund is affiliated by having the same investment advisor.

See accompanying notes

American Beacon Alpha Quant Quality FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

D	7-day yield.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of March 31, 2018, the investments were classified as described below:

Alpha Quant Quality Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,339,755	$—	$—	$2,339,755
Short-Term Investments	17,219	—	—	17,219
Securities Lending Collateral	78,968	—	—	78,968

Total Investments in Securities - Assets	$2,435,942	$—	$—	$2,435,942

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended March 31, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Alpha Quant Quality FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
S&P Global, Inc.		4.3
Mastercard, Inc., Class A		3.8
Intuit, Inc.		3.7
Boeing Co.		3.6
Moody’s Corp.		3.6
VeriSign, Inc.		3.5
Visa, Inc., Class A		3.5
LyondellBasell Industries N.V., Class A		3.5
Altria Group, Inc.		3.4
Costco Wholesale Corp.		3.4

Total Fund Holdings	30

Sector Allocation (% Equities)
Information Technology		33.9
Consumer Staples		16.6
Industrials		16.1
Health Care		12.6
Financials		7.9
Materials		6.6
Energy		3.3
Consumer Discretionary		3.0

See accompanying notes

American Beacon Alpha Quant Value FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 98.61%
Consumer Staples - 12.13%
Food & Staples Retailing - 8.82%
CVS Health Corp.	1,041	$64,760
Walgreens Boots Alliance, Inc.	1,025	67,107
Wal-Mart Stores, Inc.	891	79,272

		211,139

Food Products - 3.31%
Conagra Brands, Inc.	2,150	79,292

Total Consumer Staples		290,431

Energy - 9.60%
Oil, Gas & Consumable Fuels - 9.60%
Exxon Mobil Corp.	880	65,657
Marathon Petroleum Corp.	1,119	81,810
Valero Energy Corp.	890	82,565

		230,032

Total Energy		230,032

Health Care - 25.35%
Biotechnology - 6.30%
Amgen, Inc.	422	71,943
Gilead Sciences, Inc.	1,047	78,933

		150,876

Health Care Providers & Services - 15.97%
Centene Corp.A	830	88,702
Cigna Corp.	394	66,089
Express Scripts Holding Co.A	1,048	72,396
Humana, Inc.	310	83,337
McKesson Corp.	511	71,985

		382,509

Pharmaceuticals - 3.08%
Pfizer, Inc.	2,075	73,642

Total Health Care		607,027

Industrials - 13.35%
Aerospace & Defense - 3.62%
Boeing Co.	264	86,560

Airlines - 2.69%
Alaska Air Group, Inc.	1,040	64,439

Construction & Engineering - 3.58%
Fluor Corp.	1,500	85,830

Machinery - 3.46%
Cummins, Inc.	511	82,828

Total Industrials		319,657

Information Technology - 25.14%
Communications Equipment - 10.07%
Cisco Systems, Inc.	2,037	87,367
F5 Networks, Inc.A	588	85,031

See accompanying notes

American Beacon Alpha Quant Value FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 98.61% (continued)
Information Technology - 25.14% (continued)
Communications Equipment - 10.07% (continued)
Juniper Networks, Inc.	2,825	$68,732

		241,130

Technology Hardware, Storage & Peripherals - 15.07%
Apple, Inc.	530	88,923
HP, Inc.	4,067	89,149
NetApp, Inc.	1,562	96,360
Western Digital Corp.	938	86,549

		360,981

Total Information Technology		602,111

Materials - 13.04%
Chemicals - 6.55%
CF Industries Holdings, Inc.	2,184	82,402
LyondellBasell Industries N.V., Class A	705	74,505

		156,907

Metals & Mining - 6.49%
Freeport-McMoRan, Inc.A	4,398	77,273
Newmont Mining Corp.	2,003	78,257

		155,530

Total Materials		312,437

Total Common Stocks (Cost $2,133,998)		2,361,695

SHORT-TERM INVESTMENTS - 0.90% (Cost $21,537)
Investment Companies - 0.90%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%B C	21,537	21,537

TOTAL INVESTMENTS - 99.51% (Cost $2,155,535)		2,383,232
OTHER ASSETS, NET OF LIABILITIES - 0.49%		11,623

TOTAL NET ASSETS - 100.00%		$2,394,855

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	The Fund is affiliated by having the same investment advisor.
C	7-day yield.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of March 31, 2018, the investments were classified as described below:

Alpha Quant Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,361,695	$—	$—	$2,361,695
Short-Term Investments	21,537	—	—	21,537

Total Investments in Securities - Assets	$2,383,232	$—	$—	$2,383,232

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended March 31, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Alpha Quant Value FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
NetApp, Inc.		4.0
HP, Inc.		3.7
Apple, Inc.		3.7
Centene Corp.		3.7
Cisco Systems, Inc.		3.6
Boeing Co.		3.6
Western Digital Corp.		3.6
Fluor Corp.		3.6
F5 Networks, Inc.		3.6
Humana, Inc.		3.5

Total Fund Holdings	30

Sector Allocation (% Equities)
Health Care		25.7
Information Technology		25.5
Industrials		13.5
Materials		13.2
Consumer Staples		12.3
Energy		9.8

See accompanying notes

American Beacon ARK Transformational Innovation FundSM

Consolidated Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 88.75%
Consumer Discretionary - 14.64%
Auto Components - 1.50%
Aptiv PLC	3,232	$274,623

Automobiles - 5.80%
Tesla, Inc.A	3,982	1,059,730

Hotels, Restaurants & Leisure - 0.23%
MGT Capital Investments, Inc.A	32,937	42,324

Internet & Direct Marketing Retail - 7.11%
Amazon.com, Inc.A	390	564,462
JD.com, Inc., ADRA	7,614	308,291
Netflix, Inc.A	1,443	426,190

		1,298,943

Total Consumer Discretionary		2,675,620

Financials - 2.05%
Consumer Finance - 2.05%
LendingClub Corp.A	106,873	374,055

Health Care - 33.80%
Biotechnology - 18.68%
Bluebird Bio, Inc.A	2,584	441,218
Editas Medicine, Inc.A	17,458	578,733
Foundation Medicine, Inc.A	2,679	210,971
Intellia Therapeutics, Inc.A B	50,608	1,067,323
Invitae Corp.A B	86,604	406,173
Organovo Holdings, Inc.A B	116,039	119,520
Seres Therapeutics, Inc.A B	28,977	212,691
Syros Pharmaceuticals, Inc.A B	17,159	222,724
Veracyte, Inc.A	27,638	153,667

		3,413,020

Health Care Equipment & Supplies - 1.87%
Cerus Corp.A	62,418	342,051

Health Care Technology - 5.92%
athenahealth, Inc.A	4,738	677,676
Medidata Solutions, Inc.A	6,433	404,057

		1,081,733

Life Sciences Tools & Services - 7.09%
Compugen Ltd.A B	43,659	194,282
Illumina, Inc.A	3,002	709,733
NanoString Technologies, Inc.A	37,115	278,734
Pacific Biosciences of California, Inc.A B	54,736	112,209

		1,294,958

Pharmaceuticals - 0.24%
Bayer AGC	390	44,098

Total Health Care		6,175,860

Industrials - 1.88%
Machinery - 1.88%
ExOne Co.A B	9,623	70,056
FANUC Corp.C	220	55,992

See accompanying notes

American Beacon ARK Transformational Innovation FundSM

Consolidated Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 88.75% (continued)
Industrials - 1.88% (continued)
Machinery - 1.88% (continued)
Proto Labs, Inc.A	1,848	$217,232

		343,280

Total Industrials		343,280

Information Technology - 34.03%
Internet Software & Services - 12.13%
2U, Inc.A	2,559	215,033
Alibaba Group Holding Ltd., Sponsored ADRA	818	150,136
Baidu, Inc., Sponsored ADRA	2,332	520,479
Facebook, Inc., Class AA	1,130	180,563
Hortonworks, Inc.A	9,149	186,365
Tencent Holdings Ltd., ADR	4,128	219,981
Twitter, Inc.A	25,633	743,613

		2,216,170

IT Services - 3.54%
PayPal Holdings, Inc.A	2,466	187,095
Square, Inc., Class AA	9,329	458,987

		646,082

Semiconductors & Semiconductor Equipment - 5.70%
NVIDIA Corp.	2,235	517,603
Teradyne, Inc.	5,046	230,653
Xilinx, Inc.	4,066	293,728

		1,041,984

Software - 5.75%
Autodesk, Inc.A	1,838	230,816
Materialise N.V., ADRA B	9,134	106,776
Nintendo Co., Ltd.C	171	76,252
Red Hat, Inc.A	1,477	220,826
salesforce.com, Inc.A	2,112	245,626
Splunk, Inc.A	1,733	170,510

		1,050,806

Technology Hardware, Storage & Peripherals - 6.91%
Apple, Inc.	1,435	240,764
Stratasys Ltd.A	50,686	1,022,844

		1,263,608

Total Information Technology		6,218,650

Real Estate - 1.56%
Real Estate Management & Development - 1.56%
Redfin Corp.A B	12,461	284,485

Telecommunication Services - 0.79%
Wireless Telecommunication Services - 0.79%
SoftBank Group Corp.C	555	41,341
SoftBank Group Corp., ADRB	2,758	103,136

		144,477

Total Telecommunication Services		144,477

Total Common Stocks (Cost $15,273,557)		16,216,427

See accompanying notes

American Beacon ARK Transformational Innovation FundSM

Consolidated Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
UNIT TRUSTS - 3.59% (Cost $135,672)
Financials - 3.59%
Bitcoin Investment TrustD	62,428	$656,205

SHORT-TERM INVESTMENTS - 2.95% (Cost $538,411)
Investment Companies - 2.95%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%E F	538,411	538,411

SECURITIES LENDING COLLATERAL - 10.14% (Cost $1,853,502)
Investment Companies - 10.14%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%E F	1,853,502	1,853,502

TOTAL INVESTMENTS - 105.43% (Cost $17,801,142)		19,264,545
LIABILITIES, NET OF OTHER ASSETS - (5.43%)		(991,439)

TOTAL NET ASSETS - 100.00%		$18,273,106

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at March 31, 2018.
C	Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $217,683 or 1.19% of net assets.
D	All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd and American Beacon Delaware Transformational Innovation Corp.
E	The Fund is affiliated by having the same investment advisor.
F	7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of March 31, 2018, the investments were classified as described below:

ARK Transformational Innovation Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$15,998,744	$217,683	$—	$16,216,427
Unit Trusts	656,205	—	—	656,205
Short-Term Investments	538,411	—	—	538,411
Securities Lending Collateral	1,853,502	—	—	1,853,502

Total Investments in Securities - Assets	$19,046,862	$217,683	$—	$19,264,545

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended March 31, 2018, there were transfers from Level 1 to Level 2 with a fair value of $10,220, as a result of a determination made by the Valuation Committee that adjustments should be applied to certain international securities due to significant movement in the market.

See accompanying notes

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Intellia Therapeutics, Inc.		5.8
Tesla, Inc.		5.8
Stratasys Ltd.		5.6
Twitter, Inc.		4.1
Illumina, Inc.		3.9
athenahealth, Inc.		3.7
Bitcoin Investment Trust		3.6
Editas Medicine, Inc.		3.2
Amazon.com, Inc.		3.1
Baidu, Inc., Sponsored ADR		2.8

Total Fund Holdings	51

Sector Allocation (% Equities)
Information Technology		36.9
Health Care		36.6
Consumer Discretionary		15.9
Financials		6.1
Industrials		2.0
Real Estate		1.7
Telecommunication Services		0.8

See accompanying notes

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 93.57%
Consumer Discretionary - 28.70%
Automobiles - 2.53%
General Motors Co.	3,800	$138,092

Hotels, Restaurants & Leisure - 5.10%
Caesars Entertainment Corp.A	24,800	279,000

Media - 15.58%
CBS Corp., Class B, NVDR	4,900	251,811
Discovery Communications, Inc., Class CA	13,900	271,328
Live Nation Entertainment, Inc.A	1,600	67,424
Walt Disney Co.	2,600	261,144

		851,707

Specialty Retail - 1.01%
Urban Outfitters, Inc.A	1,500	55,440

Textiles, Apparel & Luxury Goods - 4.48%
Hanesbrands, Inc.B	13,300	244,986

Total Consumer Discretionary		1,569,225

Energy - 6.64%
Oil, Gas & Consumable Fuels - 6.64%
Devon Energy Corp.	5,700	181,203
WPX Energy, Inc.A	12,300	181,794

		362,997

Total Energy		362,997

Financials - 9.24%
Banks - 9.24%
Bank of America Corp.	7,800	233,922
Regions Financial Corp.	14,600	271,268

		505,190

Total Financials		505,190

Health Care - 10.04%
Pharmaceuticals - 10.04%
Merck & Co., Inc.	5,000	272,350
Pfizer, Inc.	7,800	276,822

		549,172

Total Health Care		549,172

Industrials - 6.42%
Air Freight & Logistics - 5.17%
United Parcel Service, Inc., Class B	2,700	282,582

Building Products - 1.25%
USG Corp.A	1,700	68,714

Total Industrials		351,296

Information Technology - 22.62%
Electronic Equipment, Instruments & Components - 6.29%
Corning, Inc.	9,400	262,072

See accompanying notes

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 93.57% (continued)
Information Technology - 22.62% (continued)
Electronic Equipment, Instruments & Components - 6.29% (continued)
Knowles Corp.A	6,500	$81,835

		343,907

IT Services - 4.92%
First Data Corp., Class AA	16,800	268,800

Semiconductors & Semiconductor Equipment - 1.08%
Entegris, Inc.	1,700	59,160

Software - 5.73%
FireEye, Inc.A	18,500	313,205

Technology Hardware, Storage & Peripherals - 4.60%
Apple, Inc.	1,500	251,670

Total Information Technology		1,236,742

Materials - 9.91%
Chemicals - 9.91%
Axalta Coating Systems Ltd.A	9,100	274,729
Mosaic Co.	11,000	267,080

		541,809

Total Materials		541,809

Total Common Stocks (Cost $5,201,361)		5,116,431

EXCHANGE-TRADED INSTRUMENTS - 1.93% (Cost $112,046)
Exchange-Traded Funds - 1.93%
SPDR S&P 500 ETF Trust	400	105,260

SHORT-TERM INVESTMENTS - 3.68% (Cost $201,328)
Investment Companies - 3.68%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%C D	201,328	201,328

SECURITIES LENDING COLLATERAL - 4.33% (Cost $236,906)
Investment Companies - 4.33%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%C D	236,906	236,906

TOTAL INVESTMENTS - 103.51% (Cost $5,751,641)		5,659,925
LIABILITIES, NET OF OTHER ASSETS - (3.51%)		(191,782)

TOTAL NET ASSETS - 100.00%		$5,468,143

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at March 31, 2018.
C	7-day yield.
D	The Fund is affiliated by having the same investment advisor.

ETF - Exchange-Traded Fund.

NVDR - Non Voting Depositary Receipt.

S&P 500 - Standard & Poor’s U.S. Equity Large-Cap Index.

See accompanying notes

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of March 31, 2018, the investments were classified as described below:

Shapiro Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$5,116,431	$—	$—	$5,116,431
Exchange-Traded Instruments	105,260	—	—	105,260
Short-Term Investments	201,328	—	—	201,328
Securities Lending Collateral	236,906	—	—	236,906

Total Investments in Securities - Assets	$5,659,925	$—	$—	$5,659,925

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended March 31, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
FireEye, Inc.		5.7
United Parcel Service, Inc., Class B		5.2
Caesars Entertainment Corp.		5.1
Pfizer, Inc.		5.1
Axalta Coating Systems Ltd.		5.0
Merck & Co., Inc.		5.0
Discovery Communications, Inc., Class C		5.0
Regions Financial Corp.		5.0
First Data Corp., Class A		4.9
Mosaic Co.		4.9

Total Fund Holdings	25

Sector Allocation (% Equities)
Consumer Discretionary		30.1
Information Technology		23.7
Health Care		10.5
Materials		10.4
Financials		9.7
Energy		6.9
Industrials		6.7
Exchange-Traded Instruments		2.0

See accompanying notes

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 96.40%
Consumer Discretionary - 31.87%
Hotels, Restaurants & Leisure - 5.01%
Caesars Entertainment Corp.A	20,700	$232,875

Leisure Products - 5.41%
Acushnet Holdings Corp.	10,900	251,681

Media - 14.83%
AMC Networks, Inc., Class AA	4,400	227,480
Discovery Communications, Inc., Class CA	10,600	206,912
IMAX Corp.A	8,000	153,600
Lions Gate Entertainment Corp., Class BA	3,000	72,240
Live Nation Entertainment, Inc.A	700	29,498

		689,730

Specialty Retail - 1.99%
Urban Outfitters, Inc.A	2,500	92,400

Textiles, Apparel & Luxury Goods - 4.63%
Hanesbrands, Inc.B	11,700	215,514

Total Consumer Discretionary		1,482,200

Energy - 5.05%
Oil, Gas & Consumable Fuels - 5.05%
WPX Energy, Inc.A	15,900	235,002

Financials - 4.19%
Banks - 4.19%
Regions Financial Corp.	10,500	195,090

Health Care - 1.24%
Health Care Providers & Services - 1.24%
Patterson Cos., Inc.	2,600	57,798

Industrials - 14.24%
Aerospace & Defense - 6.69%
BWX Technologies, Inc.	1,100	69,883
Maxar Technologies Ltd.	5,215	241,194

		311,077

Building Products - 2.00%
USG Corp.A	2,300	92,966

Professional Services - 4.78%
Dun & Bradstreet Corp.	1,900	222,300

Trading Companies & Distributors - 0.77%
NOW, Inc.A B	3,500	35,770

Total Industrials		662,113

Information Technology - 21.20%
Communications Equipment - 2.56%
Ciena Corp.A	4,600	119,140

Electronic Equipment, Instruments & Components - 3.84%
FLIR Systems, Inc.	700	35,007

See accompanying notes

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Fair Value
COMMON STOCKS - 96.40% (continued)
Information Technology - 21.20% (continued)
Electronic Equipment, Instruments & Components - 3.84% (continued)
Knowles Corp.A	11,400	$143,526

		178,533

Internet Software & Services - 2.78%
ChannelAdvisor Corp.A	14,200	129,220

IT Services - 4.47%
First Data Corp., Class AA	13,000	208,000

Semiconductors & Semiconductor Equipment - 1.80%
Entegris, Inc.	1,100	38,280
Versum Materials, Inc.	1,200	45,156

		83,436

Software - 5.75%
FireEye, Inc.A	15,800	267,494

Total Information Technology		985,823

Materials - 18.61%
Chemicals - 14.33%
Axalta Coating Systems Ltd.A	7,500	226,425
Mosaic Co.	9,200	223,376
Valvoline, Inc.	9,800	216,874

		666,675

Metals & Mining - 4.28%
Compass Minerals International, Inc.B	3,300	198,990

Total Materials		865,665

Total Common Stocks (Cost $4,495,585)		4,483,691

SHORT-TERM INVESTMENTS - 2.54% (Cost $118,250)
Investment Companies - 2.54%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%C D	118,250	118,250

SECURITIES LENDING COLLATERAL - 9.09% (Cost $422,915)
Investment Companies - 9.09%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%C D	422,915	422,915

TOTAL INVESTMENTS - 108.03% (Cost $5,036,750)		5,024,856
LIABILITIES, NET OF OTHER ASSETS - (8.03%)		(373,476)

TOTAL NET ASSETS - 100.00%		$4,651,380

Percentages are stated as a percent of net assets.

A	Non-income producing security.
B	All or a portion of this security is on loan at March 31, 2018.
C	7-day yield.
D	The Fund is affiliated by having the same investment advisor.

See accompanying notes

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of March 31, 2018, the investments were classified as described below:

Shapiro SMID Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$4,483,691	$—	$—	$4,483,691
Short-Term Investments	118,250	—	—	118,250
Securities Lending Collateral	422,915	—	—	422,915

Total Investments in Securities - Assets	$5,024,856	$—	$—	$5,024,856

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended March 31, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
FireEye, Inc.		5.8
Acushnet Holdings Corp.		5.4
Maxar Technologies Ltd.		5.2
WPX Energy, Inc.		5.1
Caesars Entertainment Corp.		5.0
AMC Networks, Inc., Class A		4.9
Axalta Coating Systems Ltd.		4.9
Mosaic Co.		4.8
Dun & Bradstreet Corp.		4.8
Valvoline, Inc.		4.7

Total Fund Holdings	29

Sector Allocation (% Equities)
Consumer Discretionary		33.1
Information Technology		22.0
Materials		19.3
Industrials		14.8
Energy		5.2
Financials		4.3
Health Care		1.3

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

		Principal Amount*	Fair Value
CORPORATE OBLIGATIONS - 8.57%
Basic Materials - 0.86%
Aleris International, Inc., 9.500%, Due 4/1/2021A		$175,000	$182,438

Communications - 1.96%
CSC Holdings LLC, 10.875%, Due 10/15/2025A		200,000	234,998
Sprint Corp., 7.875%, Due 9/15/2023		175,000	178,500

			413,498

Consumer, Cyclical - 0.84%
American Greetings Corp., 7.875%, Due 2/15/2025A		125,000	125,938
Titan International, Inc., 6.500%, Due 11/30/2023A		50,000	51,500

			177,438

Consumer, Non-Cyclical - 0.85%
Avon International Operations, Inc., 7.875%, Due 8/15/2022A		25,000	25,562
CHS/Community Health Systems, Inc.,
5.125%, Due 8/1/2021		50,000	46,500
6.250%, Due 3/31/2023		100,000	92,125
Pilgrim’s Pride Corp., 5.750%, Due 3/15/2025A		15,000	14,567

			178,754

Energy - 3.58%
Cheniere Corpus Christi Holdings LLC, 7.000%, Due 6/30/2024		300,000	331,875
Cheniere Energy Partners LP, 5.250%, Due 10/1/2025A		100,000	98,625
CNX Midstream Partners LP / CNX Midstream Finance Corp., 6.500%, Due 3/15/2026A		125,000	123,281
EP Energy LLC / Everest Acquisition Finance, Inc., 8.000%, Due 11/29/2024A		200,000	201,000

			754,781

Technology - 0.48%
Conduent Finance, Inc. / Conduent Business Services LLC, 10.500%, Due 12/15/2024A		87,000	102,116

Total Corporate Obligations (Cost $1,851,691)			1,809,025

FOREIGN CORPORATE OBLIGATIONS - 60.98%
Basic Materials - 2.10%
Lecta S.A., 6.500%, Due 8/1/2023B	EUR	170,000	215,644
Suzano Austria GmbH, 7.000%, Due 3/16/2047A		200,000	226,460

			442,104

Communications - 4.96%
Altice Luxembourg S.A., 7.250%, Due 5/15/2022B	EUR	100,000	119,354
Orange S.A., 5.750%, Due 4/1/2023, (5-Yr. GBP Swap + 3.353%)B C	GBP	100,000	154,477
SoftBank Group Corp., 4.750%, Due 7/30/2025B	EUR	100,000	127,981
TV Azteca S.A.B. de C.V., 8.250%, Due 8/9/2024B		200,000	206,500
UPC Holding B.V., 3.875%, Due 6/15/2029B	EUR	200,000	229,774
VTR Finance B.V., 6.875%, Due 1/15/2024B		200,000	208,302

			1,046,388

Consumer, Cyclical - 0.58%
Intralot Capital Luxembourg S.A., 5.250%, Due 9/15/2024A	EUR	100,000	123,131

Consumer, Non-Cyclical - 1.96%
Marfrig Holdings Europe B.V., 6.875%, Due 6/24/2019B		200,000	203,700
MHP SE, 7.750%, Due 5/10/2024B		200,000	210,620

			414,320

Energy - 2.94%
Gazprom OAO Via Gaz Capital S.A., 4.250%, Due 4/6/2024B	GBP	120,000	174,488
Petrobras Global Finance B.V., 6.250%, Due 12/14/2026	GBP	100,000	149,967

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

		Principal Amount*	Fair Value
FOREIGN CORPORATE OBLIGATIONS - 60.98% (continued)
Energy - 2.94% (continued)
Transocean Phoenix 2 Ltd., 7.750%, Due 10/15/2024A		$279,000	$296,437

			620,892

Financial - 45.59%
Aareal Bank AG, 7.625%, Due 4/30/2020, (1-Yr. Annual EUR Swap + 7.180%)B C	EUR	200,000	265,777
Akbank Turk A/S, 5.125%, Due 3/31/2025B		200,000	190,100
Aldermore Group PLC, 8.500%, Due 10/28/2026, (5-Yr. GBP Swap + 7.784%)B C	GBP	100,000	159,241
Arrow Global Finance PLC, 5.125%, Due 9/15/2024A	GBP	200,000	277,061
Assicurazioni Generali SpA, 6.416%, Due 2/8/2022, (3 mo. GBP LIBOR + 2.200%)B C	GBP	100,000	149,751
ATF Netherlands B.V., 3.750%, Due 1/20/2023, (5-Yr. Annual EUR Swap + 4.375%)B C	EUR	100,000	127,259
Aviva PLC, 6.875%, Due 11/21/2019, (5-Yr. UK Government Bond + 2.970%)C	GBP	135,000	199,674
AXA S.A., 6.463%, Due 12/14/2018, (3 mo. USD LIBOR + 1.449%)B C		145,000	143,188
Banco de Sabadell S.A., 6.500%, Due 5/18/2022, (5-Yr. Annual EUR Swap + 6.414%)B C	EUR	200,000	260,503
Banco Mercantil del Norte S.A., 5.750%, Due 10/4/2031, (5-Yr. CMT + 4.447%)B C		200,000	195,750
Bracken MidCo1 PLC, 10.500%, Due 11/15/2021, PIK (11.250%)B	GBP	200,000	287,602
Cabot Financial Luxembourg S.A., 7.500%, Due 10/1/2023B	GBP	200,000	293,227
CaixaBank S.A., 6.750%, Due 6/13/2024, (5-Yr. Annual EUR Swap + 6.498%)B C	EUR	200,000	278,666
CNP Assurances, 7.375%, Due 9/30/2041, (12 mo. GBP LIBOR + 4.482%)B C	GBP	100,000	160,343
Coventry Building Society, 6.375%, Due 11/1/2019, (5-Yr. GBP Swap + 4.113%)B C	GBP	400,000	578,738
Credit Suisse Group AG, 7.500%, Due 12/11/2023, (5-Yr. Semi-Annual USD Swap + 4.598%)B C		200,000	216,537
Garfunkelux Holdco 3 S.A., 8.500%, Due 11/1/2022B	GBP	200,000	284,108
Haya Finance 2017 S.A., 5.250%, Due 11/15/2022A	EUR	100,000	121,330
Hiscox Ltd., 6.125%, Due 11/24/2045, (3 mo. GBP LIBOR + 5.076%)B C	GBP	120,000	195,298
Intesa Sanpaolo SpA, 7.750%, Due 1/11/2027, (5-Yr. Annual EUR Swap + 7.192%)B C	EUR	200,000	300,496
Jerrold Finco PLC, 6.125%, Due 1/15/2024B	GBP	150,000	205,332
Legal & General Group PLC, 5.875%, Due 4/1/2019, (5-Yr. UK Government Bond + 2.330%)C	GBP	120,000	173,411
Liverpool Victoria Friendly Society Ltd., 6.500%, Due 5/22/2043, (5-Yr. UK Government Bond + 5.630%)B C	GBP	150,000	232,728
Lloyds Bank PLC, 13.000%, Due 1/21/2029, (5-Yr. UK Government Bond + 13.400%)C	GBP	100,000	256,314
Lloyds Banking Group PLC, 7.625%, Due 6/27/2023, (5-Yr. GBP Swap + 5.010%)B C	GBP	200,000	313,114
Nationwide Building Society,
6.875%, Due 6/20/2019, (5-Yr. GBP Swap + 4.880%)B C	GBP	300,000	437,736
10.250%, Due 12/31/2049, Series CCDSB D	GBP	196,700	413,955
Old Mutual PLC, 8.000%, Due 6/3/2021B	GBP	100,000	158,535
OneSavings Bank PLC, 9.125%, Due 5/25/2022, (5-Yr. GBP Swap + 8.359%)B C	GBP	200,000	300,593
Paragon Banking Group PLC, 7.250%, Due 9/9/2026, (5-Yr. GBP Swap + 6.731%)B C	GBP	100,000	151,263
Pension Insurance Corp. PLC, 6.500%, Due 7/3/2024B	GBP	100,000	161,484
Phoenix Group Holdings, 6.625%, Due 12/18/2025B	GBP	150,000	243,243
Principality Building Society, 7.000%, Due 6/1/2020, (5-Yr. UK Government Bond + 3.000%)C	GBP	182,000	267,794
Royal Bank of Scotland Group PLC,
2.001%, Due 6/30/2018, (3 mo. EUR EURIBOR + 2.330%)B C	EUR	100,000	122,085
5.500%, Due 6/30/2018	EUR	150,000	186,886
Scottish Widows Ltd., 5.500%, Due 6/16/2023B	GBP	100,000	154,976
Shawbrook Group PLC, 7.875%, Due 12/8/2022, (5-Yr. GBP Swap + 6.752%)B C	GBP	200,000	274,287
Standard Chartered PLC, 7.750%, Due 4/2/2023, (5-Yr. Semi-Annual USD Swap + 5.723%)B C		200,000	213,750
Turkiye Garanti Bankasi A/S, 5.875%, Due 3/16/2023B		200,000	200,600
UBS Group AG, 5.750%, Due 2/19/2022, (5-Yr. Annual EUR Swap + 5.287%)B C	EUR	200,000	274,083
UnipolSai Assicurazioni SpA, 5.750%, Due 6/18/2024, (3 mo. EUR EURIBOR + 5.180%)B C	EUR	150,000	195,011

			9,621,829

Industrial - 2.85%
ARD Finance S.A., 6.625%, Due 9/15/2023, PIK (7.375%)	EUR	150,000	194,693
Cemex S.A.B. de C.V., 6.125%, Due 5/5/2025B		200,000	208,040

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

		Principal Amount*	Fair Value
FOREIGN CORPORATE OBLIGATIONS - 60.98% (continued)
Industrial - 2.85% (continued)
Hidrovias International Finance SARL, 5.950%, Due 1/24/2025B		$200,000	$198,040

			600,773

Total Foreign Corporate Obligations (Cost $12,247,392)			12,869,437

FOREIGN GOVERNMENT OBLIGATIONS - 8.55%
African Export-Import Bank, 4.125%, Due 6/20/2024B		200,000	194,756
Australia Government Bond, 2.000%, Due 12/21/2021, Series 151B	AUD	2,111,000	1,610,078

Total Foreign Government Obligations (Cost $1,833,230)			1,804,834

ASSET-BACKED OBLIGATIONS - 11.49%
Aurium CLO III DAC, 4.900%, Due 4/15/2030, 3X E, (3 mo. EUR EURIBOR + 4.900%)B C	EUR	190,000	235,887
Dryden 44 Euro CLO B.V., 6.500%, Due 7/15/2030, 2015-44X E, (6 mo. EUR EURIBOR + 6.500%)B C	EUR	150,000	186,941
GLG Euro CLO II DAC,
6.550%, Due 1/15/2030, 2X E, (3 mo. EUR EURIBOR + 6.550%)B C	EUR	200,000	252,635
8.750%, Due 1/15/2030, 2X F, (3 mo. EUR EURIBOR + 8.750%)B C	EUR	200,000	252,512
Griffith Park CLO DAC, 6.400%, Due 10/15/2029, 1X D, (3 mo. EUR EURIBOR + 6.400%)B C	EUR	150,000	187,606
Jubilee CLO B.V.,
4.671%, Due 1/15/2028, 2014-14X E, (3 mo. EUR EURIBOR + 5.000%)B C	EUR	400,000	490,890
8.400%, Due 10/15/2029, 2016-17A F, (3 mo. EUR EURIBOR + 8.400%)A C	EUR	250,000	314,123
SC Germany Consumer UG haftungsbeschraenkt, 10.329%, Due 12/13/2028, 2015 1 E, (1 mo. EUR EURIBOR + 10.700%)B C	EUR	200,000	253,521
St Pauls CLO II Ltd., 5.500%, Due 2/15/2030, 2X ERNE, (3 mo. EUR EURIBOR + 5.500%)B C	EUR	200,000	251,491

Total Asset-Backed Obligations (Cost $2,181,934)			2,425,606

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.32% (Cost $236,888)
Warwick Finance Residential Mortgages No Two PLC, 3.136%, Due 9/21/2049, 2 F, (3 mo. GBP LIBOR + 2.500%)B C	GBP	200,000	278,746

U.S. TREASURY OBLIGATIONS - 7.04% (Cost $1,487,729)
U.S. Treasury Notes/Bonds, 1.875%, Due 12/31/2019		1,495,000	1,485,014

		Shares
SHORT-TERM INVESTMENTS - 0.28% (Cost $59,219)
Investment Companies - 0.28%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.54%E F		59,219	59,219

TOTAL INVESTMENTS - 98.23% (Cost $19,898,083)			20,731,881
OTHER ASSETS, NET OF LIABILITIES - 1.77%			374,458

TOTAL NET ASSETS - 100.00%			$21,106,339

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $2,518,567 or 11.93% of net assets. The Fund has no right to demand registration of these securities.
B	Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
C	Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on March 31, 2018.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

D	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
E	The Fund is affiliated by having the same investment advisor.
F	7-day yield.

CLO - Collateralized Loan Obligation.

CMT - Constant Maturity Treasury.

EURIBOR - Euro Interbank Offered Rate.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

Forward Foreign Currency Contracts Open on March 31, 2018:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
GBP	$86,599	USD	$87,083	5/17/2018	SSB	$—	$(484)	$(484)
USD	7,406,123	GBP	7,386,731	5/17/2018	SSB	19,392	—	19,392
USD	5,745,611	EUR	5,732,875	5/17/2018	SSB	12,736	—	12,736
USD	1,630,220	AUD	1,625,302	5/17/2018	SSB	4,918	—	4,918

						$37,046	$(484)	$36,562

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:

SSB                     State Street Bank & Trust Co.

Currency Abbreviations:

AUD                    Australian Dollar

EUR                     Euro

GBP                     Pound Sterling

USD                     United States Dollar

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of March 31, 2018, the investments were classified as described below:

TwentyFour Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$—	$1,809,025	$—	$1,809,025
Foreign Corporate Obligations	—	12,869,437	—	12,869,437
Foreign Government Obligations	—	1,804,834	—	1,804,834
Asset-Backed Obligations	—	2,425,606	—	2,425,606
Collateralized Mortgage Obligations	—	278,746	—	278,746
U.S. Treasury Obligations	—	1,485,014	—	1,485,014
Short-Term Investments	59,219	—	—	59,219

Total Investments in Securities - Assets	$59,219	$20,672,662	$—	$20,731,881

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$—	$37,046	$—	$37,046

Total Financial Derivative Instruments - Assets	$—	$37,046	$—	$37,046

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

TwentyFour Strategic Income Fund	Level 1	Level 2	Level 3	Total
Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$—	$(484)	$—	$(484)

Total Financial Derivative Instruments - Liabilities	$—	$(484)	$—	$(484)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended March 31, 2018, there were no transfers between levels.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

March 31, 2018 (Unaudited)

Top Ten Holdings (% Net Assets)
Australia Government Bond, Series 151, 2.000%, Due 12/21/2021		7.6
U.S. Treasury Notes/Bonds, 1.875%, Due 12/31/2019		7.0
Coventry Building Society, 6.375%, Due 11/1/2019		2.7
Jubilee CLO B.V., 2014-14X E, 4.671%, Due 1/15/2028		2.3
Nationwide Building Society, 6.875%, Due 6/20/2019		2.1
Nationwide Building Society, Series CCDS, 10.250%, Due 12/31/2049		2.0
Cheniere Corpus Christi Holdings LLC, 7.000%, Due 6/30/2024		1.6
Jubilee CLO B.V., 2016-17A F, 8.400%, Due 10/15/2029		1.5
Lloyds Banking Group PLC, 7.625%, Due 6/27/2023		1.5
OneSavings Bank PLC, 9.125%, Due 5/25/2022		1.4

Total Fund Holdings	85

Sector Allocation (% Fixed Income)
Financial		46.5
Asset-Backed Obligations		11.7
Foreign Government Obligations		8.7
U.S. Treasury Obligations		7.2
Communications		7.1
Energy		6.7
Basic Materials		3.0
Industrial		2.9
Consumer, Non-Cyclical		2.9
Consumer, Cyclical		1.5
Collateralized Mortgage Obligations		1.3
Technology		0.5

See accompanying notes

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

March 31, 2018 (Unaudited)

Organization

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. As of March 31, 2018, the Trust consists of thirty-three active series, eight of which are presented in this filing: American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, American Beacon Alpha Quant Value Fund, American Beacon ARK Transformational Innovation Fund, American Beacon Shapiro Equity Opportunities Fund, American Beacon Shapiro SMID Cap Equity Fund, and American Beacon TwentyFour Strategic Income Fund (collectively the “Funds” and each individually a “Fund”). The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as open-end management investment companies. The American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, and American Beacon Alpha Quant Value Fund are diversified and the American Beacon ARK Transformational Innovation Fund, American Beacon Shapiro Equity Opportunities Fund, American Beacon Shapiro SMID Cap Equity Fund, and American Beacon TwentyFour Strategic Income Fund are non-diversified. The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Consolidation of Subsidiaries

The consolidated Schedule of Investments of the ARK Transformational Innovation Fund (the controlled foreign corporation “CFC Fund”) includes the accounts of the American Beacon Cayman Transformational Innovation Company, Ltd. and American Beacon Delaware Transformational Innovation Corporation, wholly-owned and controlled subsidiaries (together, the “Subsidiaries”). All inter-company accounts and transactions have been eliminated in consolidation for the CFC Fund.

For Federal tax purposes, taxable income for the CFC Fund and its Subsidiaries are calculated separately. The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (the “Code”) and the Subsidiaries’ taxable income are included in the calculation of the CFC Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the CFC Fund either in the current period or future periods. The Subsidiaries have a fiscal year end of June 30th for financial statement consolidation purposes.

The CFC Fund may invest up to 25% of its total assets in the Subsidiaries, which act as investment vehicles in order to effect certain investments consistent with the CFC Fund’s investment objectives and policies. The CFC Fund expects to achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the CFC Fund, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2018	% of Total Net Assets of the CFC Fund at March 31, 2018	Net Realized Gain (Loss) from Investments Held in Subsidiary
American Beacon Cayman Transformational Innovation Company, Ltd.	December 7, 2017	$52,904	0.3%	$—
American Beacon Delaware Transformational Innovation Corporation	December 7, 2017	591,501	3.2%	—

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

March 31, 2018 (Unaudited)

conflicting United States Securities and Exchange Commission (the “SEC’’) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The CFC Fund is a commodity pool, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the “Board”).

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

March 31, 2018 (Unaudited)

also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Forward foreign currency contracts are valued using the prevailing forward exchange rate and are categorized as Level 2 in the fair value hierarchy. Forward foreign currency contracts involve, to varying degrees, risk of loss in excess of the unrealized appreciation (depreciation).

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

March 31, 2018 (Unaudited)

market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Securities and Other Investments

American Depositary Receipts and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

Asset-Backed Securities (“ABS”) may include MBS, loans, receivables or other assets. The value of the Funds’ ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

March 31, 2018 (Unaudited)

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Funds to dispose of any then existing holdings of such securities.

Bitcoin

The Funds may invest in a Delaware statutory trust (“Bitcoin Trust”) that invests in bitcoins. From time to time, the Bitcoin Trust issues creation units in exchange for bitcoins and distributes bitcoins in exchange for redemption units. The performance of the Bitcoin Trust is intended to reflect changes in the value of the Trust’s bitcoin investments.

Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. As the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

March 31, 2018 (Unaudited)

little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

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Foreign Securities

The Funds may invest in securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended March 31, 2018 are disclosed in the Funds’ Notes to the Schedules of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Mortgage-Related and Other Asset-Backed Securities

The Funds may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage

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loans on real property. The value of the Funds’ MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

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Supplementary Notes to Schedules of Investments

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Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The TwentyFour Strategic Income Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bear the credit risk if the counterparty fails to perform under the contract.

During the period ended March 31, 2018, the TwentyFour Strategic Income Fund entered into forward foreign currency contracts primarily for return enhancement and hedging.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in over-the-counter (“OTC”) derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As

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the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities, including CMOs, are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, extension risk, interest rate risk and prepayment risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Funds.

Asset Selection Risk

Assets selected by the sub-advisor or the Manager for the Funds may not perform to expectations. The sub-advisor’s investment models may rely in part on data derived from third parties and may not perform as intended. This could result in the Funds’ underperformance compared to other funds with similar investment objectives.

Collateralized Loan Obligations (“CLOs”)

The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses.

For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid securities, however

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an active dealer market may exist for CLOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed in the Fund’s SAI and Prospectus (e.g., interest rate risk and default risk), CLOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CLOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies, in securities denominated in non-U.S. currencies or by purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that traded in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company,

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companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Focused Holdings Risk

Because the Funds may have a focused portfolio of fewer companies, the increase or decrease of the value of a single investment may have a greater impact on the Funds’ NAV and total return when compared to other diversified funds.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

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Interest Rate Risk

The Funds are subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate in December 2016, March 2017, June 2017, December 2017 and March 2018. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

Liquidity Risk

Liquidity risk is the risk that the Funds may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Funds currently value them. For example, certain investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Funds to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Funds may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Funds. In some cases, due to unanticipated levels of illiquidity the Funds may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

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Market Timing Risk

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Securities Lending Risk

To the extent the Funds lends its securities, it may be subject to the following risks; i) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for the Funds may not perform to expectations. This could result in the Funds’ underperformance compared to other funds with similar investment objectives.

Sovereign and Quasi Sovereign Debt Risk

The TwentyFour Strategic Income Fund normally will have significant investments in sovereign and quasi-sovereign debt securities. These investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for

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collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, FHLB, FFCB, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in

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the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedules of Investments.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of March 31, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Alpha Quant Core	$47,661	$47,738	$—	$47,738
Alpha Quant Quality	78,842	78,968	—	78,968
ARK Transformational Innovation	1,802,340	1,853,502	—	1,853,502
Shapiro Equity Opportunities	232,737	236,906	—	236,906
Shapiro SMID Cap Equity	419,329	422,915	—	422,915

Cash collateral is listed on the Funds’ Schedules of Investments.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments.

Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

American Beacon FundsSM

Supplementary Notes to Schedules of Investments

March 31, 2018 (Unaudited)

The Funds do not have any unrecorded tax liabilities. Each tax period remains open for four years and is subject to examination by the Internal Revenue Service.

Cost of Investments for Federal Income Tax Purposes

As of March 31, 2018, the Funds’ cost of investments for federal income tax purposes were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ARK Transformational Innovation	$17,801,142	$2,458,643	$(995,240)	$1,463,403
Alpha Quant Core	2,309,053	286,367	(50,274)	236,093
Alpha Quant Dividend	2,307,312	79,255	(118,610)	(39,355)
Alpha Quant Quality	2,170,241	293,080	(27,379)	265,701
Alpha Quant Value	2,155,535	290,680	(62,983)	227,697
TwentyFour Strategic Income	19,898,083	1,027,700	(193,902)	833,798
Shapiro Equity Opportunities Fund	5,751,641	204,997	(296,713)	(91,716)
Shapiro SMID Cap Equity Fund	5,036,750	296,759	(308,653)	(11,894)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2017, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Alpha Quant Core	$5,964	$	—
Alpha Quant Quality	10,733		—
Alpha Quant Value	6,071		—

Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

During the period ended March 31, 2018, the Funds did not utilize this facility.

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive office and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Investment Company Act”) as of date within 90 days of the filing date of this report and have concluded based on such evaluation, that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There was no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

(a) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270:30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BEACON FUNDS

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: May 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: May 30, 2018

By:	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: May 30, 2018